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                                                                   Exhibit 10.46

                           NEUROMEDICAL SYSTEMS, INC.
                             1993 STOCK OPTION PLAN
                    AS AMENDED AND RESTATED OCTOBER 25, 1995

                                   AMENDMENT

          This AMENDMENT of the Neuromedical Systems, Inc. 1993 Stock Option Plan, as Amended and Restated on October 25, 1995, as further amended (the "Plan") is effective as of March 24, 1998. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Plan.

          WHEREAS, under the terms of the Plan, 4,140,000 shares of the Company's Common Stock (such amount taking account of the reverse split of Common Stock in December 1995) were made available for issuance for the purpose of providing an incentive to Company employees, officers, consultants and directors (the "Original Allotment");

          WHEREAS, the Original Allotment remaining available as of the date hereof is no longer sufficient to provide for grants of Company securities in accordance with the purposes of the Plan;

          WHEREAS, the Board of Directors of the Company (the "Board") has authorized this Amendment to the Plan, whereby additional shares of Company Common Stock, par value $.0001 per share, shall be made available for issuance for the purpose of providing an incentive to Company employees, officers, consultants and directors;

          WHEREAS, the Board has taken such action to benefit the Company as a whole and has acted in accordance with the authority permitted under the 1996 Amendments to the Securities Exchange Act of 1934, as amended.

          NOW THEREFORE, the Plan is hereby amended as follows: the first clause of the first sentence of Section 4.1 of the Plan, providing that, "The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 4,140,000;" is hereby deleted, and replaced with the following clause: "The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 5,040,000;"

          All other provisions of the Plan, including without limitation, the other provisions of Section 4.1, shall remain in full force and effect.

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